Earnings Results First Quarter 2025 Exhibit 99.2

2 This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth; (2) deposit growth and deposit costs; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense; (6) credit trends and key credit performance metrics; (7) our future operating and financial performance; (8) our strategy and initiatives for future revenue growth, balance sheet optimization, capital management, and expense management; (9) our effective tax rate; and (10) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward- looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non-interest revenue; adjusted revenue taxable equivalent (TE); adjusted non-interest expense; adjusted tangible efficiency ratio; tangible common equity ratio; and adjusted pre-provision net revenue (PPNR). The most comparable GAAP measures to these measures are diluted earnings (loss) per share; return on average assets; return on average common equity; total non-interest revenue; total revenue; total non-interest expense; efficiency ratio-TE; total Synovus Financial Corp. shareholders' equity to total assets ratio; and PPNR, respectively. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management and investors in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted diluted earnings per share and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue and adjusted revenue TE are measures used by management to evaluate non-interest revenue and total revenue exclusive of net investment securities gains (losses), fair value adjustments on non-qualified deferred compensation, and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity ratio is used by stakeholders to assess our capital position. Adjusted PPNR is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Synovus’ control, or cannot be reasonably predicted. For the same reasons, Synovus’ management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Forward-Looking Statements Use of Non-GAAP Financial Measures

3 Income Statement Summary (GAAP) ($ in thousands, except per share data) 1Q25 % Change QoQ % Change YoY Net Interest Income $454,384 0% 8% Provision for Loan Losses $10,921 (67)% (80)% Non-Interest Revenue $116,466 (7)% (2)% Total Revenue $570,850 (2)% 6% Non-Interest Expense $308,034 0% (5)% Pre-Provision Net Revenue $262,816 (3)% 22% Diluted EPS $1.30 4% 67% (1) Non-GAAP financial measures; see appendix for applicable reconciliations; (2) TE - Taxable Equivalent; (3) NA - Not Applicable First Quarter 2025 Financial Highlights Income Statement Summary (Adjusted)(1) ($ in thousands, except per share data) 1Q25 % Change QoQ % Change YoY Net Interest Income (TE)(2) $455,961 0% 9% Provision for Loan Losses NA(3) NA(3) NA(3) Adjusted Non-Interest Revenue $117,282 (6)% 1% Adjusted Total Revenue (TE)(2) $573,243 (1)% 7% Adjusted Non-Interest Expense $307,942 0% (3)% Adjusted Pre-Provision Net Revenue $265,301 (2)% 22% Adjusted Diluted EPS $1.30 4% 65%

4 Period-End Balance Sheet Growth ($ in millions) 1Q25 % Change QoQ % Change YoY Loans $42,649 0% (2)% Deposits $50,843 0% 1% Core Deposits(1) $45,996 0% 3% Non-Interest Bearing Deposits $11,543 0% (4)% (1) Excludes brokered; (2) Annualized; (3) Non-GAAP financial measure; see appendix for applicable reconciliation; (4) TE - Taxable equivalent; (5) 1Q25 capital ratios are preliminary First Quarter 2025 Financial Highlights Profitability Metrics 1Q25 4Q24 1Q24 ROAA(2) 1.32% 1.25% 0.85% Adjusted ROAA(2)(3) 1.32% 1.25% 0.85% ROCE(2) 15.48% 14.75% 10.17% ROTCE(2)(3) 17.52% 16.72% 11.71% Adjusted ROTCE(2)(3) 17.58% 16.67% 11.83% Net Interest Margin(2) 3.35% 3.28% 3.04% Efficiency Ratio - TE(4) 53.81% 53.15% 59.87% Adjusted Efficiency Ratio(3) 53.26% 52.69% 58.88% Credit & Capital Metrics 1Q25 4Q24 1Q24 NCOs/Average Loans(2) 0.20% 0.26% 0.41% NPLs/Loans 0.67% 0.73% 0.81% Allowance for Credit Losses % 1.24% 1.27% 1.26% CET1 Ratio(5) 10.75% 10.84% 10.38%

5 Our Right To Win Winning the Client 1 J.D. Power Award Multiple Greenwich Awards American Banker #6 Bank in Reputation in 2024 Strong Corporate Culture Highly Engaged Employee Base with Low Turnover Strong Southeast Footprint Favorable Competitive Position Comprehensive Product Set Proven Ability to Capitalize on Market Disruption Targeted Growth Initiatives Well-Managed Interest Rate Sensitivity Non-Interest Expense Flexibility Granular Core Deposit(1) Base Strong Balance Sheet Liquidity Diverse Loan Portfolio Healthy Loan Loss Reserve Capital Levels Near 10-Year+ Highs Positioned for Growth 2 Resilient Business Model 3 (1) Excludes brokered

6 $218 $262 $262 $272 $265 1Q24 2Q24 3Q24 4Q24 1Q25 Adj. NIE, ex FDIC: Adjusted ROAA Adjusted Pre-Provision Net Revenue $537 $564 $564 $581 $573 1Q24 2Q24 3Q24 4Q24 1Q25 Profitability Remains Solid 6% YoY Revenue Growth ($ in millions) Disciplined Non-Interest Expense Control ($ in millions) Strong Adjusted ROAA(1) Performance 0.85% 1.21% 1.26% 1.25% 1.32% 1Q24 2Q24 3Q24 4Q24 1Q25 $319 $302 $302 $309 $308 1Q24 2Q24 3Q24 4Q24 1Q25 Reported ROAA 0.85% (0.10)% 1.21% 1.25% 1.32% $323 $302 $314 $309 $308 Reported Non-Interest Expense (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) Annualized; (3) FDIC Special Assessment of $12.8MM, $(3.9MM), $(1.7MM), $(0.8MM), and $0.6MM for 1Q24, 2Q24, 3Q24, 4Q24, and 1Q25, respectively (3) (1) 22% YoY PPNR Growth ($ in millions) $215 $4 $271 $263 Reported Pre-Provision Net Revenue $251 Adjusted Non-Interest Expense (1) (1) $538 $306 $565 $581 $571 Reported Revenue Adjusted Revenue (1) 3.04% 3.20% 3.22% 3.28% 3.35%NIM:(2) $306 $306 $303 $310 $307 (1)

7 Net Charge-Off Ratio Balance Sheet Remains Strong Momentum in High Growth Loan Verticals(1) Positive Deposit Remixing(3)(4) 0.41% 0.32% 0.25% 0.26% 0.20% 1Q24 2Q24 3Q24 4Q24 1Q25 Non-Performing Loan Ratio 0.81% 0.59% 0.73% 0.73% 10.38% 10.60% 10.64% 10.84% 10.75% 1Q24 2Q24 3Q24 4Q24 1Q25 CET1 Ratio Stable and Near 10-Year+ HighsHealthy Credit Quality Metrics Middle Market, Specialty(2), Corporate and Investment Banking Loans Balances: ~$12 Billion 8% Annualized Growth Amounts may not total due to rounding; (1) Inclusive of Middle Market, Specialty and Corporate and Investment Banking lending; (2) Includes Asset Based Lending, Structured Lending, Life Finance, and Restaurant Services; (3) Contains average deposit balance and cost information; (4) Interest-bearing deposits as a percent of total deposits; (5) Annualized; (6) 1Q25 capital ratios are preliminary (5) 0.67% (5) (6) 1Q251Q24 2.77% 2.39% 4.83% 4.04% Lower Cost NOW, Savings, MMA Higher Cost Time, Brokered Rate: 49% 27%52% 25%

8 2025 Strategic Priorities Winning in the Southeast Maintain Top Quartile Profitability Target Sustainable Returns • Relationship Manager Hiring – Middle Market, Commercial and Wealth Services – Expand Structured Lending team – Deepen CIB FIG offering – Expand deposit verticals – Legal industry • Refinement of Delivery Models – Third Party Payments, Consumer Bank and Wealth Services • Maintain Strong Credit Metrics – Manageable levels of NCOs and NPLs • Exercise Prudent Interest Rate Risk Management – Reduces revenue volatility • Continue Enhancements to Risk Framework Amid Heightened Expectations – Operational loss prevention • Maintain Key Technology Investments – Consumer/Commercial banking platform upgrades 1 32 (1) Treasury and Payment Solutions includes Treasury Management, Commercial Card, International, and Letter of Credit fees • Disciplined Expense Management – Effectively manage spend in all environments • Conservative Balance Sheet Management – Effective deposit pricing strategy • Leverage More Robust Product Set – Treasury and Payment Solutions(1) and Capital Markets

9 Proactive Response to D.C. Policy Changes Enhanced Monitoring & Communication Revisited 2018-2019 Trade War Playbook and Response 1 4 • Cross-referenced Top 20 import/export categories with primary trading partner and upstream suppliers/ downstream demand sources with our C&I loan portfolio • Created a “Trade Tracker” analytics tool for relationship managers to quickly identify potentially affected borrowers • Enhanced monitoring of client activity (e.g, line utilization, cash inflows/outflows, etc.) • Created intranet resource page for relationship managers and credit staff to identity potentially impacted clients, escalate concerns and initiate discussions • Leveraged internal and external resource groups with specialized subject matter expertise Formed Washington Policy Risk Working Group in February • Members from Enterprise Risk, Legal, Credit, Lines of Businesses, Finance, Corporate Communications and Marketing • Equal emphasis on executive actions, administrative policies, trade policy and changes in regulatory landscape 2 Increased Client Outreach3 Primary Targets 1Q25 Client Survey • Largest commercial clients across all lines of business • Sector Focus ◦ Manufacturing ◦ Transportation ◦ Government Contractors ◦ CRE Borrowers with Discount Store and Apparel Sector Exposure • Enhanced survey with questions on exposure to tariff increases and policy changes • Cross referenced results with client inflows/outflows to identify potential headwinds ◦ Margin erosion ◦ Potential inability to pass along costs

SYNOVUS

2025 Guidance

	2025 Full Year	Key Guidance Assumptions
Period End Loan Growth	3% - 5%	• High growth loan verticals continue to drive growth • Macroeconomic uncertainty reduces top end of range from prior expectations
Period End Core Deposit[(1)] Growth	3% - 5%	• Expect full-year growth in core deposits[(1)] supported by broad based LOB contributions • Assumes relatively stable non-interest bearing deposit balances
Adjusted Revenue[(2)(3)]	3% - 6%	• Base case assumes the FOMC easing to 3.50% in 2025 and stable long-term rate expectations • Assumes core deposit[(1)] portfolio composition remains relatively stable • Expect 2025 adjusted non-interest revenue[(2)] of \$485 million - \$505 million
Adjusted Non-Interest Expense[(2)(3)]	2% - 4%	• Employment related costs, new initiative spend and credit/fraud related expense all trending positively • Assumes no change in strategic growth initiative objectives • Expect 2Q25 adjusted non-interest expense[(2)] of ~\$315 million
CET1 Ratio	Relatively Stable	• Continue to manage CET1 Ratio near current levels, with a focus on prioritizing capital for core client growth
Effective Tax Rate	~22%	• Includes \$6 million charge from a state tax matter in 1Q25

	Second Quarter 2025
Net-Charge Offs	Relatively Stable from 1Q25

(1) Excludes brokered; (2) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation; (3) Guidance based on the 2024 adjusted revenue of \$2.25 billion and adjusted NIE of \$1.23 billion

10

Financial Performance

12 Loans $42,609 $(18) $57 $1 $42,649 4Q24 C&I CRE Consumer 1Q25 First Quarter 2025 Loan Growth Attribution ($ in millions) Total Loans: $43 billion Amounts may not total due to rounding; (1) Inclusive of Middle Market, Specialty and Corporate and Investment Banking lending; (2) Excluding secondary mortgage production; (3) Businesses highlighted are primary businesses within these categories; (4) Includes Asset Based Lending, Structured Lending, Life Finance, and Restaurant Services High Growth Middle Market Specialty(4) CIB ~$12B 2025 Loan Growth Drivers(3) 1Q25 Growth: Moderate Growth Commercial Banking Private Wealth Senior Housing Institutional CRE Consumer Lending Rationalized National Accounts Third-Party Lending Low Growth ~$12B ~$16B ~$2B $(79MM) $(34MM) $(48MM) • High Growth Verticals(1) loans up 8% annualized • Loan production(2) rose 16% and 89% QoQ and YoY, respectively, driven by increases in our high growth verticals and Institutional CRE loans • C&I utilization relatively flat QoQ Highlights $225MM 2025E Growth: 0% - 5% Relatively Stable (5)% - 0%10% - 15%

13 • Seasonal declines in Middle Market deposits impacted overall QoQ core deposit growth • Seasonal NIB outflows in public funds offset by seasonal benefits in Consumer NIB • Total deposit cost beta through recent FOMC rate cuts at 46% $51,095 $(53) $197 $29 $211 $(607) $(29) $50,843 4Q24 Non- Interest- Bearing NOW Savings MMA Time Brokered 1Q25 Deposits Sequential Change in Deposit Balances(1) ($ in millions) Amounts may not total due to rounding; (1) Balances include public funds QoQ changes; (2) Period-end; (3) Upper band of FOMC Target Policy Rate Total Deposits: $51 billion Average Quarterly Fed Target Rate(3) vs. SNV Cost of DepositsNon-Interest Bearing Deposits Stable(2) ($ in billions) $12.0 $11.7 $11.6 $11.6 $11.5 $11.5 $11.2 $11.1 $11.0 $11.1 Non-Interest Bearing Deposits, excl. Public Funds NIB Public Funds 1Q24 2Q24 3Q24 4Q24 1Q25 4.69% 5.16% 5.43% 5.50% 5.50% 5.50% 5.43% 4.81% 4.50% 1.44% 1.95% 2.31% 2.50% 2.67% 2.68% 2.72% 2.46% 2.26% Fed Target Rate SNV Cost of Deposits 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 (3) Highlights $(174) $125 $(1) $193 $(6) Public Funds QoQ Growth: -46bps = 46% beta

14 • Net interest income was stable QoQ as NIM expansion offset the impact of lower day count • NIM expansion driven largely by effective deposit management, hedge maturities and a lower cash position $419 $435 $441 $455 $454 3.04% 3.20% 3.22% 3.28% 3.35% Net Interest Income Net Interest Margin 1Q24 2Q24 3Q24 4Q24 1Q25 Amounts may not total due to rounding; Note: all references to NIM are taxable equivalent and annualized; (1) NIM Attribution reflects estimates and includes both attributed and unattributed items Net Interest Income Net Interest Income and Net Interest Margin Trends ($ in millions) Net Interest Income: $454 million Net Interest Margin Attribution(1) 3.28% 0.02% 0.02% 0.02% (0.14)% 0.19% (0.01)% (0.02)% 3.35% 4Q24 NIM Lower Cash Balance Hedge Maturities Fixed Asset Repricing Floating Rate Loan/ Other Deposit/ Funding Costs Deposit Mix Other 1Q25 NIM Assets (-8 bps) Liabilities (+16 bps)Highlights

SYNOVUS

Non-Interest Revenue

▷ **Non-Interest Revenue: $116 million**

Highlights

- **Treasury & Payment Solutions and Card Fees supported 6% YoY Core Banking Fee growth**
- **QoQ Wealth Revenue impacted by lower seasonal client billing and transaction related revenue**
- **Loan production mix reduced Capital Markets Income QoQ**

($ in millions)	1Q25	QoQ Δ	YoY Δ
Core Banking Fees[1]	$50	2%	6%
Wealth Revenue[2]	$41	(5)%	(3)%
Capital Markets Income	$7	(42)%	5%
Net Mortgage Revenue	$3	25%	(2)%
Other Income[3][4][5]	$16	(12)%	(9)%
Total Adjusted Non-Interest Revenue[6]	**$117**	**(6)%**	**1%**
Total Non-Interest Revenue	**$116**	**(7)%**	**(2)%**

Non-Interest Revenue Investment Areas & Initiatives

Treasury and Payment Solutions
- *Accelerate Trade*
- *Pricing Initiative*

Corporate and Investment Banking
- *Expanded Financial Institutions Coverage*

Wealth Services
- *Business Owner's Wealth Strategy*
- *Wealth Delivery Transformation*

Middle Market Banking
- *Relationship Manager Expansion*
- *Syndication Platform Enhancements*

Third Party Payments
- *Commercial Sponsorship and Merchant Expansion*

Amounts may not total due to rounding; (1) Includes service charges on deposit accounts, card fees, and several other non-interest revenue components including line of credit non-usage fees, letter of credit fees, ATM fee income, and miscellaneous other service charges; (2) Consists of fiduciary/asset management, brokerage, and insurance revenues; (3) Includes earnings on equity method investments, income from BOLI, Commercial Sponsorship, and other miscellaneous income; (4) Excludes adjusted NIR items. See appendix for adjusted NIR non-GAAP reconciliation; (5) 1Q25 Other Income impacted by elevated 4Q24 BOLI benefits; (6) Non-GAAP financial measure; see appendix for applicable reconciliation

15

SYNOVUS

Non-Interest Expense

▷ **Non-Interest Expense: $308 million**

Highlights

- Seasonally higher employment expense offset by lower QoQ performance incentives
- Expenses supported by prudent hiring, controlled project-related costs and improved credit-related legal cost and fraud expense
- Excluding FDIC Special Assessment, adjusted non-interest expense[1] was flat YoY

($ in millions)	1Q25	QoQ Δ	YoY Δ
Total Employment	$186	1%	–%
Total Other	$73	(6)%	(15)%
Total Occupancy, Equipment, and Software	$49	3%	4%
Total Adjusted Non-Interest Expense[1]	**$308**	**0%**	**(3)%**
Total Non-Interest Expense	**$308**	**0%**	**(5)%**

Adjusted Non-Interest Expense[1] *($ in millions)*



$309
$10
$(8)
$2
$(5)
$308
4Q24
Seasonal Compensation Increases
Incentive Compensation
Strategic Investments
Discretionary Spend/Other Operating
1Q25

Multi-Quarter Non-Interest Expense Control *($ in millions)*



$319
$302
$302
$309
$308
$323
$302
$314
$309
$308
1Q24
2Q24
3Q24
4Q24
1Q25
Reported Non-Interest Expense
Adjusted Non-Interest Expense (1)

Adj. NIE, ex FDIC Special Assessment[1][2]	$306	$306	$303	$310	$307

Amounts may not total due to rounding; (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) FDIC Special Assessment of $12.8MM, $(3.9MM), $(1.7MM), $(0.8MM), and $0.6MM for 1Q24, 2Q24, 3Q24, 4Q24, and 1Q25, respectively

16

17 • NCOs and non-performing loans improved • ACL decline from stronger credit metrics partially offset by a more adverse economic outlook • 2Q25 NCOs/average loans expected to be relatively stable QoQ Credit Quality $44 $34 $27 $28 $21 1Q24 2Q24 3Q24 4Q24 1Q25 Net Charge-Offs ($ in millions) Amounts may not total due to rounding. (1) Criticized and Classified Loans increased by $3MM following the release of 4Q24 earnings results; (2) Annualized $546 $538 $535 $539 $529 1Q24 2Q24 3Q24 4Q24 1Q25 156% 210% 171% 174% 185%ACL to NPLs: Allowance for Credit Losses ($ in millions) 3.8% 3.7% 3.9% 4.0% 3.8% 1Q24 2Q24 3Q24 4Q24 1Q25 Nonperforming and Criticized & Classified Loans Allowance for Credit Losses RatioAllowance for Credit Losses Net Charge-Off RatioNet Charge-OffsNon-Performing Loan Ratio Criticized & Classified Loans as a % of Total Loans 1.26% 1.25% 1.24% 1.27% 0.41% 0.32% 0.25% 0.26%0.81% 0.59% 0.73% 0.73% 0.20% 1.24% Highlights 0.67% (1) (2)

18 10.38% 10.60% 10.64% 10.84% 10.75% Common Equity Tier 1 Tier 1 Tier 2 1Q24 2Q24 3Q24 4Q24 1Q25 Amounts may not total due to rounding; (1) 1Q25 capital ratios are preliminary; (2) As amended (1) 11.76% 13.60% 13.81% 11.96% Capital Capital Ratios 13.24%(2) 11.45% Common Equity Tier 1(1) Within Operating Range 10.84% 0.38% (0.11)% (0.25)% (0.05)% (0.05)% 10.75% Beginning CET1 Ratio (4Q24) Net Income To Common Shareholders Common Dividends Share Repurchases RWA Other Ending CET1 Ratio (1Q25) (First Quarter 2025 CET1 Change) (1) 13.56% 11.72% 11.87% 13.65% • CET1 Ratio(1) at 10.75% inclusive of $120 million of 1Q25 share repurchases • TBV per share up 5% QoQ to $31.19 • Will continue to prudently manage capital at or near current levels Highlights

Appendix

20 Loan Trends $43,310 $43,093 $43,121 $42,609 $42,649 $22,731 $22,537 $22,664 $22,331 $22,313 $12,194 $12,215 $12,177 $12,015 $12,072 $8,385 $8,341 $8,279 $8,263 $8,264 C&I CRE Consumer 1Q24 2Q24 3Q24 4Q24 1Q25 Period End Loans ($ in millions) $43,378 $43,364 $42,908 $42,537 $42,506 $22,665 $22,729 $22,470 $22,257 $22,299 $12,278 $12,278 $12,140 $12,021 $11,963 $8,434 $8,358 $8,298 $8,259 $8,244 C&I CRE Consumer 1Q24 2Q24 3Q24 4Q24 1Q25 Average Loans ($ in millions) Amounts may not total due to rounding

21 $50,580 $50,196 $50,194 $51,095 $50,843 $12,042 $11,656 $11,562 $11,596 $11,543 $10,644 $10,781 $10,960 $11,517 $11,714 $12,925 $12,854 $13,112 $14,056 $14,267 $1,055 $1,021 $995 $982 $1,011 $8,195 $8,482 $8,460 $8,068 $7,461 $5,719 $5,402 $5,105 $4,875 $4,847 NIB DDA NOW MMA Savings Time Brokered 1Q24 2Q24 3Q24 4Q24 1Q25 Deposit Trends Period End Deposits ($ in millions) Average Deposits ($ in millions) $50,186 $50,408 $50,481 $51,101 $50,598 $12,072 $12,099 $11,666 $11,784 $11,406 $10,590 $10,789 $10,835 $11,298 $11,613 $12,826 $12,617 $13,059 $13,768 $13,901 $1,057 $1,036 $1,008 $987 $994 $7,903 $8,383 $8,438 $8,252 $7,778 $5,737 $5,483 $5,476 $5,013 $4,906 NIB DDA NOW MMA Savings Time Brokered 1Q24 2Q24 3Q24 4Q24 1Q25 Amounts may not total due to rounding

22 $539 $4 $(6) $(10) $1 $1 $529 4Q24 Economic Uncertainty Other Qualitatives Performance Net Growth Other 1Q25 ACL/Loans: 1.27% 1.24% Economic Scenario Assumptions and Weightings Amounts may not total due to rounding; (1) Other factors include the addition to the ACL associated with the cessation of a third-party lending relationships and decline in that portfolio as well as the impact of dispositions, etc.; (2) Downside scenarios carry a total weighting of 40%, and correspond to Moody's February 2025 "S5" Slow Growth scenario and "S3" Downside 10th Percentile scenario; (3) Upside refers to Moody's February 2025 "S1" Upside 10th Percentile scenario; (4) Corresponds to Moody's February 2025 scenarios ($ in millions) Allowance for Credit Losses 1Q25 Change from 2025(4) 2026(4) Scenario Model Weighting Previous Quarter GDP Unemployment GDP Unemployment Consensus Baseline 55% NC 2.0% 4.1% 2.0% 4.2% Slow Growth(2) 20% (5)% 1.7% 4.5% 0.7% 5.2% Downside(2) 20% 10% 0.0% 6.2% (0.7)% 8.2% Upside(3) 5% (5)% 2.5% 3.5% 2.7% 3.4% Weighted Average 1.6% 4.6% 1.2% 5.2% (1)

23 Risk Distribution ($ in millions) Composition Change Risk Category 1Q25 4Q24 1Q25 vs. 4Q24 Passing Grades $41,039 $40,926 $113 Special Mention $709 $755 $(47) Substandard Accruing $614 $619 $(4) Non-Performing Loans $287 $309 $(23) Total Loans $42,649 $42,609 $40 $914 $929 $942 $1,086 $1,333 $1,484 $1,527 $1,634 $1,590 $1,693 $1,683 $1,610 2.2% 2.2% 2.2% 2.5% 3.0% 3.4% 3.5% 3.8% 3.7% 3.9% 4.0% 3.8% Criticized & Classified Loans % of Total Loans 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Portfolio Risk DistributionCriticized & Classified Loans Amounts may not total due to rounding. (1) Criticized and Classified Loans increased by $3MM following the release of 4Q24 earnings results (1)

SYNOVUS

Loan Portfolio by Category

Highly Diverse Loan Mix



Market-Based C&I
26%
Industry-Focused C&I(1)
22%
Other C&I
4%
Multi-Family
10%
Other CRE
6%
Hotel
4%
Office
4%
Retail
3%
Residential C&D & Land
1%
Consumer Real Estate
17%
Consumer Non-Real Estate
3%

C&I Portfolio $22.3 billion

- C&I portfolio is well-diversified among multiple lines-of-business
- Diverse C&I industry mix aligned with economic and demographic drivers
- SNCs total $4.8 billion, ~8% of which is agented by SNV
- Leveraged loans total $1.9 billion

CRE Portfolio $12.1 billion

- 93% are income-producing properties
- Diversity among property types and geographies
- 90% of NPL balance comprised of one office relationship

Consumer Portfolio $8.3 billion

- Weighted average credit score of 787 and 783 for Home Equity and Mortgage, respectively
- Weighted average LTV[2] of 72.3% and 68.9% for Home Equity and Mortgage, respectively

1Q25 Portfolio Characteristics	C&I	CRE	Consumer
NPL Ratio	0.64%	0.58%	0.88%
QTD Net Charge-off Ratio (annualized)	0.13%	0.32%	0.23%
30+ Days Past Due Ratio	0.25%	0.02%	0.41%
90+ Days Past Due Ratio	0.17%	0.00%	0.02%

Amounts may not total due to rounding; (1) Industry-focused C&I is comprised of senior housing, structured lending (asset-backed finance), insurance premium finance, CIB, restaurant finance, and public funds portfolios; (2) LTV is calculated by dividing the sum of the 3/31/25 commitment amount and any existing senior lien by the most recent appraisal value (typically at origination)

24

SYNOVUS

C&I Loan Portfolio

Diverse Industry Exposure
Total C&I Portfolio $22.3 billion


Finance/Insurance 21.2%
Senior Housing(1) 12.6%
Accom. & Food Svcs. 7.1%
Health Care 6.4%
Manufacturing 5.6%
Lessors of R/E(1) 5.5%
Wholesale Trade 5.2%
Retail Trade 4.7%
Construction 4.3%
Other Services 4.2%
Transport/Warehousing 4.0%
Prof., Scientific, Tech. Svcs. 3.9%
Other R/E and Rental & Leasing(1) 3.5%
All Other 3.4%
Arts, Entertainment, & Rec. 2.4%
Public Administration 2.1%
Educational Svcs. 2.1%
Ag, Forestry, Fishing 1.0%
Admin., Support, Waste Mgmt. 0.9%

- **Approximately 95% of the C&I Portfolio is Collateralized**


Unsecured
Other Collateral
Lender Finance
Insurance Premium Finance
Other Assignments
Inventory/Receivables
Owner-Occupied CRE
5%
8%
11%
8%
7%
23%
38%
Lender Finance, Insurance Premium Finance, and Other Assignments make up the Assignments Collateral Group (comprising 26% of C&I loans)

- **Wholesale Bank** (includes Market Based and Industry Focused Lines) represents 69% of C&I balances
- **Finance/Insurance** predominantly represented by secured lender finance portfolio
  - 0.16% NPL Ratio
  - 0.00% Net Charge-Off Ratio (annualized)
  - 0.00% 30+ Day Past Due Ratio

Credit Indicator	1Q25
NPL Ratio	0.64%
Net Charge-off Ratio (annualized)	0.13%
30+ Days Past Due Ratio	0.25%
90+ Days Past Due Ratio	0.17%

Amounts may not total due to rounding; (1) These segments are not two digit NAICS industry divisions; Senior Housing is a subset of NAICS 62 Health Care and Social Assistance, and R/E other and R/E leasing together comprise NAICS 53 Real Estate, Rental, and Leasing

25

Commercial Real Estate Loan Portfolio

SYNOVUS

Composition of 1Q25 CRE Portfolio
Total CRE Portfolio $12.1 billion



Multi-Family 34.7%
Hotels 15.2%
Office Building 14.3%
Other Investment Properties 11.7%
Shopping Center 10.5%
Warehouses 7.0%
1-4 Family Perm/Mini-Perm 2.7%
Land Acquisition & Dev. 2.4%
1-4 Family Construction 1.6%

- **Investment Properties portfolio represent 93% of total CRE portfolio**
  - The portfolio is well diversified among property types
- **CRE Credit Quality**
  - 0.58% NPL Ratio
  - 0.32% Net Charge-Off Ratio (annualized)
  - 0.02% 30+ Day Past Due Ratio
  - 0.00% 90+ Day Past Due Ratio

	Investment Properties						Land, Development and Residential Properties	
Portfolio Characteristics (as of March 31, 2025)	**Office Building**	**Multi-family**	**Shopping Centers**	**Hotels**	**Other Investment Properties**	**Warehouse**	**Residential Properties[1]**	**Development & Land**
Balance (in millions)	$1,724	$4,183	$1,269	$1,832	$1,410	$849	$513	$292
Weighted Average LTV[2]	55.5%	51.5%	53.0%	53.5%	51.5%	51.6%	NA	NA
NPL Ratio	3.74%	0.00%	0.04%	0.00%	0.06%	0.02%	0.50%	0.48%
Net Charge-off Ratio (annualized)	2.21%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.01)%	(0.04)%
30+ Days Past Due Ratio	0.00%	0.00%	0.10%	0.01%	0.04%	0.00%	0.15%	0.00%
90+ Days Past Due Ratio	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.00%

Amounts may not total due to rounding; (1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes); (2) LTV calculated by dividing the 3/31/25 commitment amount and any senior lien by the most recent appraisal (typically at origination)

26

27 Credit Indicator 1Q25 NPL Ratio 0.88% Net Charge-off Ratio (annualized) 0.23% 30+ Days Past Due Ratio 0.41% 90+ Days Past Due Ratio 0.02% Total Consumer Portfolio $8.3 billion Credit Indicator Home Equity Mortgage Weighted Average Credit Score of 1Q25 Originations 789 784 Weighted Average Credit Score of Total Portfolio 787 783 Weighted Average LTV(1) 72.3% 68.9% Average DTI(2) 32.1% 32.9% Utilization Rate 39.4% N/A 63.8% 22.3% 7.5% 4.3% 2.2% Consumer Mortgage Home Equity Third-Party HFI Other Consumer Credit Card Amounts may not total due to rounding; (1) LTV calculated by dividing the 3/31/25 commitment amount and any senior lien by the most recent appraisal (typically at origination); (2) Average DTI of 1Q25 originations Consumer Credit Quality • 86% of Consumer portfolio is backed by residential real estate • Other Consumer includes secured and unsecured products • Average consumer card utilization rate is 22.4% • Third party HFI portfolio of $617 million Consumer Loan Portfolio

28 $3,350 $3,350 $2,850 $2,600 $2,350 $2,350 $2,100 $1,850 $1,750 $500 $500 $500 $750 $750 $1,000 $1,250 $1,500 2.78% 2.98% 3.16% 3.38% 3.62% 3.62% 3.64% 3.65% 3.71% Effective Forward Starting Effective Rate 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 1Q27 62% 62% 63% 63% 63% 38% 38% 37% 37% 37% 6.49% 6.59% 6.59% 6.41% 6.26% Floating Rate Fixed Rate Yield 1Q24 2Q24 3Q24 4Q24 1Q25 Amounts may not total due to rounding; (1) Represents projected notional outstanding for effective cash-flow loan hedges, along with the estimated effective fixed-rate at the end of the respective period; (2) NII sensitivity estimates reflect a dynamic balance sheet Derivative Hedge Portfolio(1)Loan Portfolio Rate Mix and Yield Earning Assets Composition ($ in millions) 12-Month Net Interest Income Sensitivity(2) Parallel Shock % NII Impact +100bps 1.8% -100bps (1.8)%

29 Repricing Term Rate Structure 3 mos or less 3-12 mos 1-3 Years 3-5 Years 5-15 Years Over 15 Years Total Variable Rate Fixed Rate Non-real estate $ 12,093 $ 615 $ 459 $ 800 $ 612 $ 252 $ 14,831 $ 12,309 $ 2,522 Owner occupied 1,123 195 629 715 1,097 5 3,764 1,081 2,683 Commercial & Industrial 13,216 810 1,088 1,515 1,709 257 18,595 13,390 5,205 Construction, A&D 1,827 73 149 141 98 2 2,290 1,768 522 Income producing 9,982 445 1,547 961 447 9 13,391 10,024 3,367 Commercial Real Estate 11,809 518 1,696 1,102 545 11 15,681 11,792 3,889 Residential mortgages 1,531 142 263 393 819 4,249 7,397 1,492 5,905 Other consumer 488 20 92 51 240 85 976 474 502 Total $ 27,044 $ 1,490 $ 3,139 $ 3,061 $ 3,313 $ 4,602 $ 42,649 27,148 15,501 % of Total 63% 3% 7% 7% 8% 11 % Loans - Repricing and Maturity ($ in millions) Amounts are preliminary and may not total due to rounding. Note: Loan category totals are based on Fed call codes related to regulatory reporting Call Report instructions for Synovus Bank.

30 Securities Portfolio $11,153 $10,240 $10,449 $10,661 $10,783 $2,668 $2,623 $2,582 $2,547 2.58% 3.04% 3.36% 3.43% 3.47% AFS HTM Yield 1Q24 2Q24 3Q24 4Q24 1Q25 Total Securities Portfolio(1) ($ in millions) Securities & Cash Flow Hedges: Estimated Unrealized Loss in AOCI (After-Tax)(2) ($ in billions) $0.8 $0.7 $0.6$0.8 $0.7 $0.6 Securities AOCI Swap AOCI 1Q25 1Q26E 1Q27E Note: Amounts may not total due to rounding; (1) Amortized cost; decline of approx. -$700MM in 2Q24 due to transfer cost associated with HTM reclassification on 4/1/24; (2) AOCI unrealized loss projections are based on the forward interest rate curve as of 3/31/25 and incorporate various assumptions, including those related to prepayments and tax rates

31 4Q24 1Q25 ($ in millions; rates annualized) Avg. Balance Avg. Rate Avg. Balance Avg. Rate Non-interest-bearing $11,784 N/A $11,406 N/A Interest-bearing non-maturity (NMD) $26,053 2.58% $26,509 2.39% Time $8,252 4.12% $7,778 3.71% Brokered $5,013 4.91% $4,906 4.57% Total interest-bearing $39,318 3.20% $39,192 2.92% Total deposits $51,101 2.46% $50,598 2.26% Total Average Deposit Costs

32 1Q24 2Q24 3Q24 4Q24 1Q25 Financial Performance Diluted EPS $0.78 $(0.16) $1.18 $1.25 $1.30 Net interest margin(1) 3.04% 3.20% 3.22% 3.28% 3.35% Efficiency ratio-TE 59.87% 98.15% 55.41% 53.15% 53.81% Adjusted tangible efficiency ratio(2) 58.88% 53.05% 52.97% 52.69% 53.26% ROAA(1) 0.85% (0.10)% 1.21% 1.25% 1.32% Adjusted ROAA(1)(2) 0.85% 1.21% 1.26% 1.25% 1.32% Balance Sheet QoQ Growth Total loans 0% 0% 0% (1)% 0% Total deposits 0% (1)% 0% 2% 0% Credit Quality NPA ratio 0.86% 0.60% 0.73% 0.73% 0.67% NCO ratio(1) 0.41% 0.32% 0.25% 0.26% 0.20% Capital Common shares outstanding(3) 146,418 144,150 141,997 141,166 139,214 Leverage ratio 9.62% 9.44% 9.55% 9.55% 9.56% Tangible common equity ratio(2) 6.67% 6.76% 7.28% 7.02% 7.26% Amounts may not total due to rounding; (1) Annualized; (2) Non-GAAP financial measure; see applicable reconciliation; (3) In thousands; (4) Preliminary (4) Quarterly Highlights Trend

33 ($ and shares in thousands, except per share data) 1Q24 4Q24 1Q25 Net income available to common shareholders $114,822 $178,848 $183,691 Valuation adjustment on GLOBALT earnout — (719) — Restructuring charges (reversals) 1,524 37 (1,292) Valuation adjustment to Visa derivative — — 2,200 Tax effect of adjustments(1) (373) 165 (219) Adjusted net income available to common shareholders $115,973 $178,331 $184,380 Weighted average common shares outstanding, diluted 147,122 142,694 141,775 Net income per common share, diluted $0.78 $1.25 $1.30 Adjusted net income per common share, diluted $0.79 $1.25 $1.30 Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.2% for 1Q25 and 4Q24 and 24.5% for 1Q24 was applied Non-GAAP Financial Measures

34 ($ in thousands) 1Q24 2Q24 3Q24 4Q24 1Q25 Net income (loss) $124,070 $(14,680) $180,684 $189,377 $194,872 Valuation adjustment on GLOBALT earnout — — — (719) — Restructuring charges (reversals) 1,524 (658) 1,219 37 (1,292) Valuation adjustment to Visa derivative — — 8,700 — 2,200 Investment securities losses (gains), net — 256,660 — — — Tax effect of adjustments(1) (373) (62,644) (2,427) 165 (219) Adjusted net income $125,221 $178,678 $188,176 $188,860 $195,561 Net income (loss) annualized $499,007 $(59,043) $718,808 $753,391 $790,314 Adjusted net income annualized $503,636 $718,639 $748,613 $751,334 $793,109 Total average assets $59,022,231 $59,246,849 $59,183,624 $60,174,616 $59,876,546 Return on average assets (annualized) 0.85% (0.10)% 1.21% 1.25% 1.32% Adjusted return on average assets (annualized) 0.85% 1.21% 1.26% 1.25% 1.32% Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.2% for 1Q25 and 4Q24 and 24.5% for 1Q24, 2Q24, and 3Q24 was applied Non-GAAP Financial Measures, Continued

SYNOVUS

Non-GAAP Financial Measures, Continued

($ in thousands)	1Q24	4Q24	1Q25
Net income available to common shareholders	$114,822	$178,848	$183,691
Valuation adjustment on GLOBALT earnout	–	(719)	–
Restructuring charges (reversals)	1,524	37	(1,292)
Valuation adjustment to Visa derivative	–	–	2,200
Tax effect of adjustments[1]	(373)	165	(219)
Adjusted net income available to common shareholders	$115,973	$178,331	$184,380
Adjusted net income available to common shareholders annualized	$466,441	$709,447	$747,763
Amortization of intangibles, tax effected, annualized	8,831	8,715	8,082
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$475,272	$718,162	$755,845
Net income available to common shareholders annualized	$461,812	$711,504	$744,969
Amortization of intangibles, tax effected, annualized	8,831	8,715	8,082
Net income available to common shareholders excluding amortization of intangibles annualized	$470,643	$720,219	$753,051
Total average Synovus Financial Corp. shareholders' equity less preferred stock	$4,542,616	$4,824,003	$4,812,279
Average goodwill	(480,440)	(480,440)	(480,440)
Average other intangible assets, net	(44,497)	(35,869)	(32,966)
Total average Synovus Financial Corp. tangible shareholders' equity less preferred stock	$4,017,679	$4,307,694	$4,298,873
Return on average common equity (annualized)	10.17%	14.75%	15.48%
Adjusted return on average common equity (annualized)	10.27%	14.71%	15.54%
Return on average tangible common equity (annualized)	**11.71%**	**16.72%**	**17.52%**
Adjusted return on average tangible common equity (annualized)	**11.83%**	**16.67%**	**17.58%**

Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.2% for 1Q25 and 4Q24 and 24.5% for 1Q24 was applied

35

36 Non-GAAP Financial Measures, Continued ($ in thousands) 1Q24 2Q24 3Q24 4Q24 1Q25 Total non-interest revenue $118,888 $(128,851) $123,980 $125,587 $116,466 Valuation adjustment on GLOBALT earnout — — — (719) — Investment securities (gains) losses, net — 256,660 — — — Fair value adjustment on non-qualified deferred compensation (2,299) (561) (2,062) (237) 816 Adjusted non-interest revenue $116,589 $127,248 $121,918 $124,631 $117,282 Total non-interest expense $322,741 $301,801 $313,690 $309,311 $308,034 Restructuring (charges) reversals (1,524) 658 (1,219) (37) 1,292 Fair value adjustment on non-qualified deferred compensation (2,299) (561) (2,062) (237) 816 Valuation adjustment to Visa derivative — — (8,700) — (2,200) Adjusted non-interest expense $318,918 $301,898 $301,709 $309,037 $307,942 Amounts may not total due to rounding

37 ($ in thousands) 1Q24 2Q24 3Q24 4Q24 1Q25 Adjusted non-interest expense $318,918 $301,898 $301,709 $309,037 $307,942 Amortization of intangibles (2,907) (2,907) (2,907) (2,888) (2,627) Adjusted tangible non-interest expense $316,011 $298,991 $298,802 $306,149 $305,315 Net interest income $418,846 $434,998 $440,740 $454,993 $454,384 Total non-interest revenue 118,888 (128,851) 123,980 125,587 116,466 Total revenue 537,734 306,147 564,720 580,580 570,850 Net interest income $418,846 $434,998 $440,740 $454,993 $454,384 Tax equivalent adjustment 1,310 1,351 1,393 1,430 1,577 Net interest income (TE) $420,156 $436,349 $442,133 $456,423 $455,961 Total non-interest revenue 118,888 (128,851) 123,980 125,587 116,466 Total revenue (TE) 539,044 307,498 566,113 582,010 572,427 Investment securities losses (gains), net — 256,660 — — — Valuation adjustment on GLOBALT earnout — — — (719) — Fair value adjustment on non-qualified deferred compensation (2,299) (561) (2,062) (237) 816 Adjusted revenue (TE) $536,745 $563,597 $564,051 $581,054 $573,243 Efficiency ratio-TE 59.87% 98.15% 55.41% 53.15% 53.81% Adjusted tangible efficiency ratio 58.88% 53.05% 52.97% 52.69% 53.26% Non-GAAP Financial Measures, Continued Amounts may not total due to rounding

38 Non-GAAP Financial Measures, Continued Amounts may not total due to rounding ($ in thousands) 1Q24 2Q24 3Q24 4Q24 1Q25 Net interest income $418,846 $434,998 $440,740 $454,993 $454,384 Total non-interest revenue 118,888 (128,851) 123,980 125,587 116,466 Total non-interest expense (322,741) (301,801) (313,690) (309,311) (308,034) Pre-provision net revenue (PPNR) $214,993 $4,346 $251,030 $271,269 $262,816 Adjusted revenue (TE) $536,745 $563,597 $564,051 $581,054 $573,243 Adjusted non-interest expense (318,918) (301,898) (301,709) (309,037) (307,942) Adjusted PPNR $217,827 $261,699 $262,342 $272,017 $265,301 Non-G P Financial Mea ures, Continued

39 ($ in thousands) 1Q24 2Q24 3Q24 4Q24 1Q25 Total assets $59,835,120 $59,606,343 $59,589,628 $60,233,644 $60,339,121 Goodwill (480,440) (480,440) (480,440) (480,440) (480,440) Other intangible assets, net (43,021) (40,114) (37,207) (34,318) (31,691) Tangible assets $59,311,659 $59,085,789 $59,071,981 $59,718,886 $59,826,990 Total Synovus Financial Corp. shareholders’ equity $5,017,918 $5,053,606 $5,355,976 $5,244,557 $5,390,751 Goodwill (480,440) (480,440) (480,440) (480,440) (480,440) Other intangible assets, net (43,021) (40,114) (37,207) (34,318) (31,691) Preferred Stock, no par value (537,145) (537,145) (537,145) (537,145) (537,145) Tangible common equity $3,957,312 $3,995,907 $4,301,184 $4,192,654 $4,341,475 Total Synovus Financial Corp. shareholders’ equity to total assets ratio 8.39% 8.48% 8.99% 8.71% 8.93% Tangible common equity ratio 6.67% 6.76% 7.28% 7.02% 7.26% Non-GAAP Financial Measures, Continued Amounts may not total due to rounding